SECURITIES AND UNITED STATES
                               EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): January 29, 2004


                                 SURGICARE, INC.
              ___________________________________________________
             (Exact name of registrant as specified in its charter)




           DELAWARE                     001-16587               58-1597246
 ___________________________       ______________________     _______________
(State or other jurisdiction      (Commission File Number)   (I.R.S. Employer
      of incorporation)                                      Identification No.)




                         12727 Kimberley Lane, Suite 200
                              Houston, Texas 77024
           __________________________________________________________
          (Address of principal executive offices, including zip code)


                                 (713) 973-6675
               _________________________________________________
              (Registrant's telephone number, including area code)



                                       N/A
          (Former name or former address, if change since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On January 29, 2004, SurgiCare, Inc. (the "Company") converted all of its Series A Redeemable Preferred Stock with the rights and preferences set forth in the Certificate of Designation, Powers, Preferences, and Rights filed with the Secretary of State of Delaware on September 12, 2001 (the "Preferred Stock") to common stock of the Company. This conversion was approved by the majority vote of the Preferred Stock shareholders in a written consent effective as of October 20, 2003, which granted the Company the right to convert the Preferred Stock and in which the shareholders disclaimed any past or possible future rights regarding the Preferred Stock, including but not limited to the liquidation preference upon the liquidation, dissolution or winding upon of the Company, pursuant to the aforementioned Certificate of Designation.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SURGICARE, INC.






                By: /s/ KEITH G. LEBLANC
                    __________________________
             Name:  Keith G. LeBlanc
            Title:  Chief Executive Officer



Dated: January 29, 2004